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        SECURITIES AND EXCHANGE COMMISSION
              WASHINGTON, D.C.   20549


                      FORM 8-K


                   CURRENT REPORT


         PURSUANT TO SECTION 13 OR 15(d) OF
        THE SECURITIES EXCHANGE ACT OF  1934


      Date of Report (Date of earliest event reported):
                      August 9, 1999




                 NewSouth Bancorp, Inc.
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    (Exact name of registrant as specified in its charter)



      Virginia                0-22219            56-1999749
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(State or Other             (Commission      (I.R.S. Employer
Jurisdiction of             File Number)     Identification No.)
Incorporation)


      1311 Carolina Avenue, Washington, North Carolina  27889
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       (Address of Principal Executive Offices) (Zip Code)



         Registrant's telephone number, including area code:
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                         (252) 946-4178



                         Not applicable
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 (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS
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     On August 9, 1999, NewSouth Bancorp, Inc. (the
"Registrant") announced that it had signed an agreement to acquire Green Street Financial Corp, the holding company for Home Federal Savings and Loan Association, for a cash purchase price of $59.2 million, which represents $15.25 per share of Green Street common stock. For further information, reference is made to the Agreement and Plan of Merger By and Among NewSouth Bancorp, Inc., NewSouth Bank and Washington Financial, Inc. and Green Street Financial Corp and Home Federal Savings and Loan Association, dated as of August 9, 1999, and the Registrant's press release dated August 9, 1999, both of which are attached hereto as Exhibits 2 and Exhibit 99.1, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K.

        Exhibit No.                Description
        ----------                 -----------
          2             Agreement and Plan of Merger By and
                            Among NewSouth Bancorp, Inc.,
                            NewSouth Bank and Washington
                            Financial, Inc. and Green Street
                            Financial Corp and Home Federal
                            Savings and Loan Association, dated
                            as of August 9, 1999

          The following is a list identifying the contents of all omitted schedules in Exhibit 2:

            Schedule I
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          2.1            Organization, Good Standing,
                           Authority, Insurance, Etc.
          2.2            Capitalization
          2.3            Ownership of Subsidiaries
          2.4            Financial Statements and Reports
          2.7            No Broker's or Finder's Fees
          2.8            Litigation and Other Proceedings
          2.11           Authority
          2.12           Employment Arrangements
          2.13           Employee Benefits
          2.15           Property and Assets
          2.16           Agreements and Instruments
          2.18           Tax Matters
          2.19           Environmental Matters
          2.20           Loan Portfolio:  Portfolio
                         Management
          2.22           Derivatives Contracts
          2.23           Insurance

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          (Omitted schedules from Exhibit 2 continued)

          Exhibit A      Voting Agreement between the
                         Registrant and the directors of
                         Green Street Financial Corp.
          Exhibit B      Letter Agreement appointing
                         NewSouth Bank as Exchange Agent
          Exhibit 5.2(a) Opinion of Special Counsel to
                         Green Street Financial Corp
          Exhibit 5.3(a) Opinion of Special Counsel to
                         NewSouth Bancorp, Inc.
          Exhibit 7.1 Information Pertaining to Salaries, Severance Payments and Agreements of Employees of Green Street Financial Corp
          Exhibit 7.3 Form of Employment Agreements to be Entered into with NewSouth Bank
          Exhibit 8.9 Confidentiality Agreement between NewSouth Bancorp, Inc. and Green Street Financial Corp

          The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.


         99               Press Release, dated August 9, 1999












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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              NEWSOUTH BANCORP, INC.



Date: August 10, 1999         By: /s/ Thomas A. Vann
                                  ------------------------------
                                  Thomas A. Vann
                                  President